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                                                                   EXHIBIT 10.16

                            STOCK OPTION AGREEMENT


          This Stock Option Agreement ("Agreement") is made and entered into as of January 8, 1997, by and between Video City, Inc., a Delaware corporation (formerly known as Prism Entertainment Corporation) (the "Company"), and Barry Collier ("Optionee") with reference to the following facts:

          A.   Optionee is an officer of the Company.

          B. The Company is willing to grant to Optionee an option to acquire shares of the common stock of the Company, subject to the terms and conditions set forth herein.

          NOW, THEREFORE, the parties hereto hereby agree as follows:

          1.   Grant and Vesting of Option.  The Company hereby grants to
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Optionee on the date hereof ("Grant Date") an option (the "Option") to purchase up to 175,000 shares ("Shares") of the Company's common stock at the exercise price (the "Exercise Price") of Ten Cents ($0.10) per share. Optionee's right to purchase the Shares subject to the Option shall be fully vested on the date hereof.

          2.   Exercise of Option.  The Option shall be exercisable only
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during the Option Period (as hereafter defined), and during such Option Period, the exercisability of the Option shall be subject to the limitations set forth below. The "Option Period" shall mean the period commencing on the Grant Date and, except as provided in Section 5, terminating 10 years from the Grant Date. Notwithstanding the foregoing, the Company may at any time, in its sole discretion, extend the Option Period. The exercise of the Option shall be subject to the following terms and conditions:

               (a) The Option may be exercised only as to all or any portion of the Shares for which no prior exercise has been made;

               (b) The Option may be exercised only as to a whole number of Shares and no fractional shares shall be issued upon any exercise of the Option;

               (c) The Company shall have received written notice from Optionee advising the Company of the irrevocable exercise of the Option ("Exercise Notice") specifying the whole number of Shares then being purchased (the "Purchased Shares"); and

               (d) Subject to Section 3, the Company shall have received payment in full in same day funds of the Exercise Price for the Purchased Shares, together with all applicable federal, state, local and foreign withholding taxes.
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          3.   Cashless Exercise and Gross-Up.
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               (a)  In lieu of making the payment for the Purchased Shares set forth in Section 2(d), Optionee may elect, upon the exercise of all or part of the Option, to receive that number of Shares equal to (i) the whole number of Shares designated in the Exercise Notice, less (ii) that number of Shares equal
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to the fraction, the numerator of which is the aggregate exercise price for the portion of the Option exercised, and the denominator of which is the Fair Market Value (as defined below) per share of the common stock of the Company at the time of the exercise of the Option.

               Example: Optionee delivers an Exercise Notice specifying 100,000
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               as the number of Shares then being purchased. The aggregate exercise price for such 100,000 shares is equal to $10,000 ($.10 x 100,000). The Fair Market Value of each Share at such time is $.20. Without making any payment at all to the Company, Optionee would receive 50,000 Shares.


                    $10,000/$.20 = 50,000.

               (b) Upon the exercise from time to time of all or any part of the Option, the Company shall grant to Optionee an additional option (individually, an "Additional Option," and collectively, the "Additional Options") to purchase, at an exercise price of Two Dollars ($2.00) per share, that number of Shares equal to the fraction, the numerator of which is 17,500, and the denominator of which is the Fair Market Value per share of the common stock of the Company at that time, less Two Dollars ($2.00), but in no event
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shall the number of shares exceed 7,500.  The Additional Options shall be deemed to be a part of the Option and accordingly shall be subject to all of the terms and conditions of this Agreement applicable to the Option; provided, that, upon
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the exercise of an Additional Option, Optionee shall not be granted a new
Additional Option pursuant to this Section 3(b).

               (c) For purposes of this Agreement, "Fair Market Value" of a Share on any date, if the common stock of the Company is then listed on a national securities exchange or traded on the NASDAQ National Market, shall be equal to the closing sale price of a Share at the close of trading on the last trading day prior to the date of exercise or, if such common stock is not then listed on a national securities exchange or such system on such date, but is otherwise publicly traded, the mean between the high bid and low asked prices on the last trading day prior to the date of exercise. In the absence of any trading market, the fair market value of a Share on such date shall

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be determined in good faith by the mutual agreement of the Company and Optionee.
If the Company and Optionee are unable to agree as to the Fair Market Value, such question of valuation shall be submitted to arbitration.

          4.   Delivery of Certificate(s).  As soon as practicable after
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satisfaction of the conditions set forth in Sections 2 or 3, as applicable, the
Company shall deliver to Optionee at the principal office of the Company, or at such other place as may be mutually acceptable to the Company and Optionee, a certificate or certificates for the Purchased Shares; provided, however, that the time of such delivery may be postponed by the Company for such period as may be required for it with reasonable diligence to comply with applicable registration or exemption requirements under the Securities Act of 1933, as amended (the "Securities Act"), the Securities Exchange Act of 1934, as amended, any applicable listing requirements of any national securities exchange, and requirements under any other law or regulation applicable to the issuance or transfer of the Purchased Shares.

          5.   Term of Option.  This Agreement and the Option Period shall
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expire automatically, without notice or demand, upon the occurrence of any event described in Section 6(c) hereof.

          6.   Adjustments Upon Recapitalization.  The number of Shares
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purchasable upon exercise of the Option and the Exercise Price shall be subject to adjustment from time to time as set forth below:

               (a) In the event of any stock dividend or distribution (other than cash), stock split, reverse stock split or reclassification with respect to or affecting the shares of the Company of the same class of stock as the Shares subject to the Option (or any other shares, or other securities or other property at the time receivable upon exercise of the Option hereunder), appropriate adjustments shall be made in the number of Shares, nature of Shares and price of the Shares, other securities or other property receivable upon exercise of the Option hereunder such that, upon exercise of the Option, Optionee shall be entitled to receive the same proportional interest in the shares or other securities or other property following such stock dividend or distribution, stock split, reverse stock split or reclassification as Optionee would have been entitled to receive had Optionee exercised the Option immediately prior to such event.

               (b) In the event of any reorganization of the Company (or any other corporation or entity the shares or other securities or ownership interests of which are at the time deliverable upon exercise of the Option hereunder) other than as described in Section 6(a) hereof, or in the event that the Company (or any such other corporation or entity) shall consolidate with or merge into any other corporation or entity pursuant to a transaction in which the Company shall be deemed to be the "surviving entity" pursuant to Section 6(g) hereof, then and in each such case (a "Reorganization"), Optionee, upon

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the exercise of the Option hereunder at any time after the consummation of such
Reorganization, shall be entitled to receive the shares or other securities or other non-cash consideration to which Optionee would have been entitled had Optionee exercised the Option hereunder immediately prior to any such Reorganization.

               (c) If the Company (i) is dissolved or liquidated, or is a party to a merger or consolidation in which the Company is not the "surviving entity" (as defined in Section 6(g) hereof), or (ii) sells all or substantially all of its assets to any other person or entity, or (iii) effects a firmly underwritten initial public offering of its common stock pursuant to an effective registration statement under the Securities Act, resulting in gross aggregate proceeds, before deducting underwriting discounts and expenses, of at least $5,000,000 payable to the Company and/or to the Company's shareholders, then the Option and this Agreement shall terminate on the effective date of any such dissolution, liquidation, sale, merger, consolidation or public offering ("Termination Date"); provided, however, Optionee shall have the right, exercisable within 30 days prior to the Termination Date, and conditioned upon the occurrence of any such dissolution, liquidation, sale, merger, consolidation or public offering, to exercise all or any part of the Option in the manner set forth in Sections 2 or 3. In the event that any such dissolution, liquidation, sale, merger, consolidation or public offering does not occur, Optionee may elect for (i) the Company to promptly refund to Optionee all sums paid to the Company by Optionee during such 30-day period pursuant to Section 2(d), or (ii) in the case where Optionee has received Shares pursuant to Section 3(a), the Optionee shall return to the Company all Shares so received and Optionee shall continue to have an Option as to the Shares so returned, in each case, in seeking to exercise the Option prior to the Termination Date.

               (d) To the extent that the adjustments in Sections 6(a) or 6(b) relate to stock or securities of the Company, the Board of Directors of the Company or a committee thereof (the "Board") excluding the vote of Optionee, if Optionee is then a director of the Company, may issue a statement of the effect of such adjustment on the Option and any such statement shall be deemed an addendum to this Agreement and shall be final and binding upon Optionee.

               (e) The grant of the Option shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes in its capital or business structure, or to merge, consolidate, dissolve or liquidate, or to sell or transfer all or any part of its business or assets or to engage in any public offering of its stock. Nothing set forth in this Agreement shall operate or be deemed to limit or restrict in any manner the Company's right to sell or issue, or to require any adjustment as a result of any sale or issuance by the Company of, its common stock (or any other security) to any person or at any price, including, without limitation, any sale or issuance at a price per share which is less than that effectively payable by Optionee hereunder.

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               (f)  The determination as to which party to a Reorganization is the "surviving entity" shall be made by the Board excluding the vote of Optionee, if Optionee is then a director of the Company, on the basis of the relative equity interests of the shareholders in the corporation or other entity existing after the Reorganization, as follows: If, following any Reorganization, the holders of the outstanding voting securities of the Company prior to the Reorganization own equity interests possessing more than 50%, in the aggregate, of the voting power of the corporation or other entity existing after the Reorganization, then, for purposes of this Agreement, the Company shall be deemed to be the surviving entity. In all other cases, the Company shall not be deemed to be the surviving entity.

          7.   Compliance with Securities Laws.  Optionee, by acceptance
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hereof, represents and warrants to the Company and agrees that the Option and the Shares to be issued upon exercise of the Option are being acquired by Optionee for Optionee's own account, for investment purposes only, not with a view to or for sale in connection with any distribution and not in response to any published advertisement, and that Optionee shall not offer, sell or otherwise dispose of any Shares to be issued upon exercise of the Option except under circumstances which will not result in a violation of any federal or state securities laws. All Shares issued upon exercise of the Option (unless registered under the Securities Act) shall bear a legend in substantially the following form:

          THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. THE SHARES REPRESENTED BY THIS CERTIFICATE ARE RESTRICTED SECURITIES AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THEY MAY NOT BE SOLD OR TRANSFERRED UNLESS SO REGISTERED OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT IS AVAILABLE.

As a condition to any exercise of the Option, Optionee shall make such additional representations as the Company may request.

          8.   No Shareholder or Employment Rights.  The Option granted
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hereunder shall not be construed to give Optionee any rights as a shareholder of the Company (including, without limitation, any right to vote or any right to receive dividends, other distributions or information), nor shall it be construed so as to confer upon Optionee any right to continue in the employ of the Company.

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          9.   General Provisions.
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               (a)  Further Assurances.  Optionee shall promptly take all
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actions and execute all documents reasonably requested by the Company to effectuate the terms and intent of this Agreement.

               (b)  Notice.  All notices and other communications required
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or permitted under this Agreement shall be in writing, served personally on, or mailed by certified or registered United States mail, return receipt requested, to, the party to be charged with receipt thereof at the address set forth below. In the case of personal service, delivery shall be deemed complete on the date of actual delivery. In the case of service by certified or registered mail, service shall be deemed complete at the earlier of (i) the expiration of the 4th business day after the date of mailing or (ii) the date of delivery as shown by the return receipt.

     If to the Company:       Video City, Inc.
                              6851 McDivitt Drive, Suite A
                              Bakersfield, California 93313
                              Attention:  Robert Y. Lee
                              Telecopy:  (805) 397-5982

     If to Optionee:          Barry L. Collier
                              4033 Ocean Drive
                              Oxnard, California 93035-3939
                              Telecopy:  (805) 985-8155

Either party may change said party's address for purposes of this Section by giving to the other party, in the manner provided herein, a written notice of such change.

               (c)  Character of Option.  The Option is not intended to
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qualify as an "incentive stock option" as that term is defined in Section 422A of the Internal Revenue Code of 1986, as amended.

               (d)  Severability.  All Sections, clauses thereof and
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covenants contained in this Agreement are severable, and in the event any of them shall be held to be invalid by any court, this Agreement shall be interpreted as if such invalid Sections, clauses or covenants were not contained herein.

               (e)  Successors. Except to the extent specifically limited by the
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terms and provisions of this Agreement, this Agreement shall be binding upon and shall inure to the benefit of the parties to this Agreement and their respective successors, assigns, heirs and personal representatives.

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               (f)  Choice of Law.  This Agreement shall be governed by and
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construed in accordance with the laws of the State of California applicable to contracts made in, and to be performed within, that State.

               (g)  Attorneys' Fees. If any legal action or other proceeding is
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brought for the enforcement of this Agreement, or because of any dispute, breach, default or misrepresentation in connection with this Agreement, the successful or prevailing party shall be entitled to recover reasonable attorneys' fees and other costs it incurred in that action or proceeding, in addition to any other relief to which it may be entitled.

               (h)  Interpretation. This Agreement constitutes the complete
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agreement among the parties with respect to the subject matter hereof and supersedes all prior and contemporaneous agreements, understandings and representations, written or oral, with respect thereto.

               (i)  Captions. Titles, captions and section headings contained in
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this Agreement are inserted only as a matter of convenience and for reference, and in no way define, limit, extend or describe the scope of this Agreement or the intent of any provision hereof.

               (j)  Counterparts. This Agreement may be executed in one or more
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counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same Agreement.

          IN WITNESS WHEREOF, the parties have executed this Stock Option Agreement effective as of the date first set forth above.

                                        VIDEO CITY, INC.,
                                        a Delaware corporation


                                        By: /s/ Robert Y. Lee
                                           ----------------------------
                                           Robert Y. Lee,
                                           Chief Executive Officer


                                        /s/ Barry Collier
                                        -------------------------------
                                        Barry Collier

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